April 5, 2012

 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.
 You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,”
 “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-
 looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and other filings with the SEC, available for viewing on AZZ’s website at
 www.azz.com and on the SEC’s website at www.sec.gov.
 You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Forward Looking Statement

 AZZ is a specialty electrical equipment manufacturer
 serving the global markets of power generation,
 transmission, distribution and industrial as well as a
 leading provider of hot dip galvanizing services to the
 North American steel fabrication market.
Company Overview

Total Company
Sales By Segment
57%
60%
43%
40%
Actual
FY2011
$381
(in millions)
Actual
FY2012
$469
(in millions)
Projected
FY2013
$475 to $510
(in millions)
Galvanizing
Electrical and Industrial

Total Company

Sales By Market Segment

Industrial
Transmission & Distribution
Power Generation
18%
54%
28%
21%
54%
25%
27%
48%
25%

FORWARD WITH MOMENTUM

Actual
FY2011
$381
(in millions)
Actual
FY2012
$469
(in millions)
Projected
FY2013
$475 to $510
(in millions)

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

FORWARD WITH MOMENTUM

Electrical and Industrial Products

Industrial
Transmission & Distribution
Power Generation
24%
31%
45%
32%
31%
37%
33%
28%
39%

FORWARD WITH MOMENTUM

Electrical and Industrial Products
Actual
FY2011
$163
(in millions)
Actual
FY2012
$189
(in millions)
Projected
FY2013
$195 to $205
(in millions)

AZZ

Fuel
Power Plant
GENERATION

FORWARD WITH MOMENTUM

8
Power Generation
8

Power Transmission

Power Distribution

Industrial / Commercial

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
$175
$150
$139
$132
$110
$111
$106
$102
$108
$115
$123
$132
$139
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12

FORWARD WITH MOMENTUM

Backlog
($ In Millions)

Backlog
($ In Millions)
	Fiscal 2011	1st Qtr 2012	2nd Qtr 2012	3rd Qtr 2012	4th Qtr 2012	Fiscal 2012
Beginning Backlog	$109.9	$108.4	$114.7	$123.2	$132.1	$108.4
Bookings	$379.1	$120.7	$123.1	$125.4	$130.1	$499.3
Shipments	$380.6	$114.4	$114.6	$116.5	$123.6	$469.1
Ending Backlog	$108.4	$114.7	$123.2	$132.1	$138.6	$138.6
Book to Ship Ratio	100%	106%	107%	108%	105%	106%

Galvanizing Services

MN
QC
CO
IL
IN
OH
WV
VA
MO
KY
TN
OK
AR
AZ
MS
AL
TX
LA

Locations: 34 facilities in 17 states and 1 Canadian Province

FORWARD WITH MOMENTUM

Application: “After-fabrication”
steel corrosion protection

10%
10%
30%
32%
18%
Electrical & Telecommunication
OEM's
Industrial
Bridge & Highway
Petrochemical
10%
10%
34%
28%
18%

FORWARD WITH MOMENTUM

Galvanizing Services
Actual
FY2012
$280
(in millions)
Projected
FY2013
$280 to $305
(in millions)

$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$412.4
$357.0
$381.0
$469.0
2009
2010
2011
2012
2013
Fiscal Year
Actual
Projected

FORWARD WITH MOMENTUM

Consolidated Net Sales
($ In Millions)
$475 to
$510

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.43
$3.02
$2.77
$3.21
2009
2010
2011
2012
2013
Fiscal year
Actual
Projected

FORWARD WITH MOMENTUM

Earnings Per Share
(Fully Diluted)
$3.25 to
$3.55

Electrical and Industrial Products
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
17.2%
20.0%
16.7%
13.6%
15%
2009
2010
2011
2012
2013
Actual
Projected

Galvanizing Services
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.9%
28.5%
26.1%
26.1%
25%
2009
2010
2011
2012
2013
Actual
Projected

FORWARD WITH MOMENTUM

Operating Margins

Cash Provided By Operations / EBITDA / Free Cash Flow

($ In Millions)

$95.0
$75.0
$55.0
$35.0
$15.0
($5.0)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

FORWARD WITH MOMENTUM

Projected

Total Bank Debt / Long Term Debt to Equity

($ In Millions)

Debt
Cash
Debt to Equity Ratio
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

FORWARD WITH MOMENTUM

Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

Capital Expenditures / Depreciation

($ In Millions)

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.0
$14.5
$12.0
$17.5
$16.4
$22.2
$19.8
$22.6
$25.0
$25.0
2009
2010
2011
2012
2013

FORWARD WITH MOMENTUM

Electrical and Industrial Products

30%
25%
20%
15%
10%
5%
0%
22%
26%
29%
29%
18.0%
2008
2009
2010
2011
2012

Galvanizing Services

50%
40%
30%
20%
10%
0%
49%
46%
50%
32%
25.0%
2008
2009
2010
2011
2012

FORWARD WITH MOMENTUM

Return On Assets

Investment Summary
• Strong Historical Performance
 • FY12 is the 25th consecutive year of profitability
 • 5 Yr CAGR - Revenues 13%, Net Income 14%, EPS 12%
 • Significant Operating Margins (above industry averages)

• Key Growth Drivers
 • Domestic & international demand for electrical power and energy
 • U.S. infrastructure investment

• Niche products and value added services with strong market share position

• Strong Management Team

• Successful acquisition track record and opportunities for further expansion and growth

• Strong balance sheet and cash flows
• Cash Dividend